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                                                                 EXHIBIT g(2)(c)

                                 AMENDMENT NO. 2

                             SUB-CUSTODIAN AGREEMENT
                                      WITH
                              JP MORGAN CHASE BANK

         The Sub-Custodian Agreement with JP Morgan Chase Bank, formerly known as The Chase Manhattan Bank, successor-in-interest by merger to Chase Bank of Texas, N.A., dated September 9, 1994, as amended October 2, 1998 (collectively, the "Agreement"), is hereby amended as follows (terms used herein but not otherwise defined herein have the meaning ascribed them in the Agreement):

1) The Agreement is amended by inserting "001026118378" as the Bounced Check Account in the 5th line of Section 2.

2) Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

         AIM Advisor Funds
         AIM Equity Funds
         AIM Floating Rate Fund
         AIM Funds Group
         AIM Growth Series
         AIM International Funds, Inc.
         AIM Investment Funds
         AIM Investment Securities Funds
         AIM Series Trust
         AIM Special Opportunities Funds
         AIM Summit Fund

3) Schedule 2 to the Agreement is hereby deleted in its entirety and replaced with the following:

         Authorized Officers

         Tony D. Green                           President
         Jack Bridge                             Senior Vice President
         Joseph H. Charpentier                   Senior Vice President
         Ira P. Cohen                            Senior Vice President
         Mary A. Corcoran                        Senior Vice President
         Sidney M. Dilgren                       Senior Vice President
         Kim T. McAuliffe                        Senior Vice President
         Linda L. Warriner                       Senior Vice President
         Helen G. Duskin                         Vice President
         Robert A. Frazer                        Vice President
         Charles A. McLaughlin                   Vice President
         Patrick D. Richoux                      Vice President
         Laura S. Stanley                        Vice President





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         Authorized Representatives

         Sherri Arbour
         Debi Folse


         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:   March 15, 2002
        -----------------------------


                                       JP MORGAN CHASE BANK
                                       (as Subcustodian)

                                       By:        /s/ ILLEGIBLE
                                            ------------------------------------

                                       Title:     Vice President
                                               ---------------------------------





                                       STATE STREET BANK AND TRUST COMPANY
                                       (as Custodian)

                                       By:        /s/ ILLEGIBLE
                                            ------------------------------------

                                       Title:     Executive Vice President
                                               ---------------------------------



                                       A I M FUND SERVICES, INC.
                                       (as Transfer Agent)

                                       By:        /s/ KIM MCAULIFFE
                                            ------------------------------------

                                       Title:     Senior Vice President
                                               ---------------------------------


                                       EACH OF THE FUNDS LISTED ON AMENDED
                                       SCHEDULE A HERETO

                                       By:        /s/ ILLEGIBLE
                                            ------------------------------------

                                       Title:     President
                                               ---------------------------------



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